Exhibit 10.10

June 27, 2007

United Refining Inc.

823 11th Avenue

New York, New York 10019

Re:	UNITED REFINING ENERGY CORP.

Gentlemen:

This letter will confirm our agreement, that commencing on the effective date (“Effective Date”) of the registration statement (“Registration Statement”) of the initial public offering (“IPO”) of the securities of United Refining Energy Corp. (the “Company”) and continuing until the earlier to occur of: (i) the consummation of a Business Combination (as described in the Registration Statement), (ii) failure to effect a Business Combination within 24 months from the consummation of the IPO and (iii) the date on which we determine to dissolve and liquidate our trust account as part of our plan of dissolution and liquidation, United Refining, Inc. shall make available to the Company certain general and administrative services, including but not limited to receptionist, secretarial and general office services. In exchange therefore, the Company shall pay United Refining, Inc. the sum of $7,500 per month on the Effective Date and continuing monthly thereafter.

[signature page follows]

Very truly yours,

UNITED REFINING ENERGY CORP

By:
Name:
Title:

Agreed to and Accepted by:

UNITED REFINING, INC.

By:
Name:
Title: